UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 12, 2024

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 40675 Encyclopedia Circle

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

On August 12, 2024, the Board of Directors (the “Board”) of Socket Mobile, Inc. (the “Company”) appointed Alexis Hartmann to serve as a director until the Company’s 2025 Annual Meeting of Stockholders or until her successor is duly elected and qualified. There are no arrangements or understandings between Mr. Hartmann and any other persons pursuant to which she was elected to serve on the Board.

Alexis brings over 20 years of leadership and SaaS experience, with 15 of those years in the procurement and supply chain industry. He is a graduate of ESSEC and currently works at Prewave, a supply chain SaaS software company, where he oversees revenue and growth. Previously, Alexis played a significant role at Coupa in 2014 and Amplitude in 2018, where he helped launch their European markets and successfully guided both companies through their IPOs. Alexis is also actively involved as an investor in various startups, guiding co-founders through pivotal stages of development. His expertise in SaaS, sales, new business development, and product analytics has empowered numerous organizations to achieve measurable results and substantial growth.

Mr. Hartmann is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Mr. Hartmann will enter into the Company’s standard form of indemnification agreement, a copy of which was previously filed on [January 27, 2009 as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-25904)]. In addition, Mr. Hartmann will be compensated for providing service on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release regarding appointment of Mr. Alexis Hartmann as a board director, dated August 14, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: August 14, 2024	/s/ Lynn Zhao
Name: Lynn Zhao Vice President, Finance and Administration and Chief Financial Officer